UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: November 25, 2020

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10587 Double R Boulevard

Suite 100

Reno, Nevada 89521

(Address of principal executive offices and zip code)

(775) 786-5527

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading symbol	Name of each exchange on which registered
2.75% Senior Notes Due 2022	DE22B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items 2.02 and 8.01	Results of Operations and Financial Condition and Other Events

	John Deere Capital Corporation’s revenue, net income, and ending portfolio balance for the Fourth Quarter of Fiscal 2020 are set forth below:
		Fourth Quarter			Full Year
	$ in millions	2020	2019	% Change	2020	2019	% Change
	Revenue	$693	$785	-12%	$2,808	$2,890	-3%
	Net income	$154	$68	126%	$425	$419	1%
	Ending portfolio balance				$38,726	$38,251	1%

Net income for the current quarter was higher than in the fourth quarter of 2019 primarily due to lower impairments and reduced losses on operating-lease residual values, favorable financing spreads, and a lower provision for credit losses, partially offset by employee-separation expenses. Full year 2020 net income was about the same as in 2019 with lower impairments and reduced losses on operating-lease residual values, and income from a higher average portfolio, largely offset by a higher provision for credit losses and unfavorable financing spreads. The full year 2019 was also affected by favorable discrete adjustments to the provision for income taxes.

Items 2.02 and 7.01	Results of Operations and Financial Condition and Regulation FD Disclosure (Furnished herewith)

Deere & Company’s press release dated November 25, 2020 concerning Fourth Quarter of Fiscal 2020 financial results and supplemental financial information (Exhibit 99.1), the schedules of Deere & Company Other Financial Information (Exhibit 99.2), and Fourth Quarter 2020 Earnings Conference Call Information (Exhibit 99.3) are furnished under Form 8-K Items 2.02 and 7.01 (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated November 25, 2020, file number (1-4121)). The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent John Deere Capital Corporation specifically incorporates the information by reference.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits

	Number	Description of Exhibit

	99.1

Press release and supplemental financial information of Deere & Company (Incorporated by reference from Exhibit 99.1 of Deere & Company’s Current Report on Form 8-K dated November 25, 2020, file number (1-4121)). (Furnished herewith)

	99.2

Other Financial Information of Deere & Company (Incorporated by reference from Exhibit 99.2 of Deere & Company’s Current Report on Form 8-K dated November 25, 2020, file number (1-4121)). (Furnished herewith)

	99.3

Fourth Quarter 2020 Earnings Conference Call Information of Deere & Company (Incorporated by reference from Exhibit 99.3 of Deere & Company’s Current Report on Form 8-K dated November 25, 2020, file number (1-4121)). (Furnished herewith)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE CAPITAL CORPORATION

	By:	/s/ Todd E. Davies
Todd E. Davies Secretary
Dated: November 25, 2020